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                                                                    EXHIBIT 32.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FelCor Lodging Trust Incorporated (the "Registrant") on Form 10-Q for the quarter and six months ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report), the undersigned hereby certifies, in the capacity as indicated below and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


August 14, 2003                          /s/ Thomas J. Corcoran, Jr.
                                         ---------------------------------------
                                         Thomas J. Corcoran, Jr.
                                         Chief Executive Officer